UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

————————
FORM N-CSR
————————

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER 811-06142

THE JAPAN EQUITY FUND, INC.

(Exact name of registrant as specified in charter)

c/o Daiwa Securities Trust Company
One Evertrust Plaza, 9th Floor
Jersey City, New Jersey 07302-3051

(Address of principal executive offices) (Zip code)

c/o Daiwa Securities Trust Company
One Evertrust Plaza, 9th Floor
Jersey City, New Jersey 07302-3051

(Name and address of agent for service)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (201) 915-3054

DATE OF FISCAL YEAR END:  October 31

DATE OF REPORTING PERIOD:  October 31, 2011

Item 1.  Reports to Stockholders.

The Japan Equity Fund, Inc.

General Information (unaudited)

The Fund

The Japan Equity Fund, Inc. (the "Fund") is a diversified, closed-end management investment company. The investment objective of the Fund is to outperform over the long term, on a total return basis (including appreciation and dividends), the Tokyo Stock Price Index ("TOPIX"), a composite market-capitalization weighted index of all common stocks listed on the First Section of the Tokyo Stock Exchange ("TSE"). The Fund seeks to achieve its investment objective by investing substantially all of its assets in equity securities of companies listed on the TSE or listed on the over-the-counter market in Japan or listed on other stock exchanges in Japan. Daiwa SB Investments (U.S.A.) Ltd. is the Fund's Investment Manager. Daiwa SB Investments Ltd. is the Fund's Investment Adviser. The Fund implements an "active" portfolio management policy, which is an approach that involves quantitative valuation of securities to identify an appropriate universe of securities from which to select investments, with judgmental analysis then applied to this universe to determine the actual investments to be made by the Fund.

Stockholder Information

The Fund's shares are listed on the New York Stock Exchange ("NYSE"). The Fund understands that its shares may trade periodically on certain exchanges other than the NYSE, but the Fund has not listed its shares on those other exchanges and does not encourage trading on those exchanges.

The Fund's NYSE trading symbol is "JEQ". The Fund's daily net asset value ("NAV") is available by visiting www.daiwast.com or calling (800) 933-3440 or (201) 915-3020. Also, the Fund's website includes press releases, a monthly market review and a list of the Fund's top ten industries and holdings. The Fund has also placed its Fund governance documents on its website under the section titled "Information", which includes the Fund's proxy voting policies and procedures, its code of ethics and its audit committee charter.

Inquiries

Inquiries concerning your registered share account should be directed to the American Stock Transfer & Trust Company (the "Plan Agent") at the number noted on the next page. All written inquiries should be directed to The Japan Equity Fund, Inc., c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, NJ 07302-3051.

Proxy Voting Policies and Procedures

A description of the policies and procedures that are used by the Fund's Manager to determine how to vote proxies relating to the Fund's portfolio securities is available (1) without charge, upon request, by calling collect (201) 915-3054; (2) by visiting www.daiwast.com; and (3) as an exhibit to the Fund's annual report on Form N-CSR which is available on the website of the Securities and Exchange Commission (the "Commission") at www.sec.gov. Information regarding how the Manager votes these proxies is now available by calling the same number and is available on the Commission's website. The Fund has filed with the Commission its report on Form N-PX covering the Fund's proxy voting record for the 12-month period ended June 30, 2011.

Quarterly Portfolio of Investments

A Portfolio of Investments is filed with the Commission as of the end of the first and third quarters of each fiscal year on Form N-Q and is available on the Commission's website at www.sec.gov and the Fund's website at www.daiwast.com. Additionally, the Portfolio of Investments may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The quarterly Portfolio of Investments will be made available without charge, upon request, by calling (201) 915-3054.

Certifications

The Fund's principal executive officer has certified to the NYSE that, as of June 2, 2011, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund also has included the certifications of the Fund's principal executive officer and principal financial officer as required by Section 302 and Section 906 of the Sarbanes-Oxley Act of 2002 in the Fund's Form N-CSR filed with the Commission for the period of this report.

Dividend Reinvestment and Cash Purchase Plan

A Dividend Reinvestment and Cash Purchase Plan (the "Plan") is available to provide Stockholders with automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional annual cash investments in Fund shares through the Plan Agent. A brochure fully describing the Plan's terms and conditions is available on the Fund's website at www.daiwast.com and from the Plan Agent by calling (866) 669-9904 or by writing The Japan Equity Fund, Inc., c/o the American Stock Transfer & Trust Company, Operations Center, 6201 15th Avenue, Brooklyn, NY 11219

A brief summary of the material aspects of the Plan follows:

Who can participate in the Plan? If you wish to participate and your shares are held in your name, you may elect to become a direct participant in the Plan by completing and mailing the Enrollment Authorization form on the back cover of the Dividend Reinvestment and Cash Purchase Plan Brochure to the Plan Agent. However, if your shares are held in the name of a financial institution, you should instruct your financial institution to participate in the Plan on your behalf. If your financial institution is unable to participate in the Plan for you, you should request that your shares be registered in your name, so that you may elect to participate directly in the Plan.

May I withdraw from the Plan? If your shares are held in your name and you wish to receive all dividends and capital gain distributions in cash rather than in shares, you may withdraw from the Plan without penalty at any time by contacting the Plan Agent. If your shares are held in the name of a financial institution, you should be able to withdraw from the Plan without a penalty at any time by sending written notice to your financial institution. If you withdraw, you or your financial institution will receive a share certificate for all full shares or, if you wish, the Plan Agent will sell your shares and send you the proceeds, after the deduction of brokerage commissions. The Plan Agent will convert any fractional shares to cash at the then-current market price and send you a check for the proceeds.

How are the dividends and distributions reinvested? If the market price of the Fund's shares on the payment date should equal or exceed their net asset value per share, the Fund will issue new shares to you at the higher of net asset value or 95% of the then-current market price. If the market price is lower than the net asset value per share, the Fund will issue new shares to you at the market price. If the dividends or distributions are declared and payable as cash only, you will receive shares purchased for you by the Plan Agent on the NYSE or otherwise on the open market to the extent available.

What is the Cash Purchase feature? The Plan participants have the option of making semi-annual investments in Fund shares through the Plan Agent. You may invest any amount from $100 to $5,000 semi-annually. The Plan Agent will purchase shares for you on the NYSE or otherwise on the open market on or about February 15th and August 15th of each year. Plan participants should send voluntary cash payments to be received by the Plan Agent approximately ten days before the applicable purchase date. The Plan Agent will return any cash payments received more than thirty days prior to the purchase date. You may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than two business days before the investment date.

Is there a cost to participate? There are no Plan charges or brokerage charges for shares issued directly by the Fund. However, each participant will pay a service fee of $2.50 for each investment and a pro rata portion of brokerage commissions for shares purchased on the NYSE or on the open market by the Plan Agent.

What are the tax implications? The automatic reinvestment of dividends and distributions does not relieve you of any income tax which may be payable (or required to be withheld) on such dividends and distributions. In addition, the Plan Agent will reinvest dividends for foreign participants and for any participant subject to federal backup withholding after the deduction of the amounts required to be withheld.

Please note that, if you participate in the Plan through a brokerage account, you may not be able to continue as a participant if you transfer those shares to another broker. Contact your broker or financial institution or the Plan Agent to ascertain what is the best arrangement for you to participate in the Plan.

The Japan Equity Fund, Inc.

Shareholder Letter (unaudited)

December 8, 2011

Dear Shareholders:

It is our pleasure on behalf of the Board of Directors to present the Annual Report for The Japan Equity Fund, Inc. (the "Fund") for the year ended October 31, 2011.

Market Review (November 2010 – October 2011)

In the year ended October 2011, the TOPIX Index ("TOPIX") returned –3.66% in Japanese yen ("JPY") terms. The Tokyo market, as well as Japanese society, experienced an unprecedented event in March which was undoubtedly the biggest event in the term. Before the disaster, the Tokyo market enjoyed a moderate catch-up rally. From November to February, the U.S. dollar-Japanese yen exchange rate stabilized as the loose monetary policies by the Federal Reserve Bank, including Quantitative Easing 2 ("QE2") fell in line with market expectations. Japanese corporate earnings were steady while other countries were losing growth momentum. Indeed, the Tokyo market usually benefits from the combination of anaemic global markets—boosting the relative appeal of Japanese equities—and an ebb towards strong yen conditions. The TOPIX rallied more than 17% during the first four months. Analysts discussed the Arab Spring in countries such as Tunisia and Egypt as the important social and political issue in the world, rather than sovereign debt problems in European peripheral countries.

In March, the situation turned upside down. A huge earthquake hit the north-eastern area of Japan, including the Tokyo metropolitan area. The disaster paralyzed large cities, albeit temporarily. Tsunamis that followed the earthquake claimed twenty thousand lives in the coastal area of the Tohoku region. It also caused the emergency in the Fukushima Daiichi nuclear power plant. Business activities were naturally affected, particularly in the automobile industry with some key components factories, including microcontroller chips, being significantly damaged or not available for use due to radiation from the Fukushima plant. Automobile production slid 49% in March from the previous year, although the extent of the drop narrowed to 14% year-over-year ("y-o-y") in June. Starting this past April, many Japanese manufacturers began to make every effort to restore their disrupted supply chains.

The strong JPY trend, which had resumed after the March earthquake, prompted the G7 countries to unanimously intervene in the forex market. However, the Japanese yen, in spite of the occasional intervention by the Ministry of Finance, remained at record-high levels up until October.

From April through July, the Tokyo market moved sideways as market participants assessed the degree of recovery in the damaged production sites of Japanese companies. Most macro numbers across the globe were neither upbeat nor gloomy. Those in Japan were also returning to the path of recovery as the double digit declines in industrial production in March and April bounced back to positive growth in August.

In August, global markets went south as the US ISM Manfacturing Index suggested a slowdown and S&P lowered the credit rating of U.S. treasury bonds. In Europe, the sovereign debt crisis in Greece worsened and generated broad uncertainty in financial markets. As a result, Japanese stocks fell sharply, although the big drop was mitigated towards month-end on robust earnings announcements. In the following months, the Tokyo market moved sideways as its prices had approached record lows in the preceding months and thus had a limited likelihood of further downward moves.

A sector-based review of equity market developments shows that Rubber Products, Mining, and Construction sectors performed relatively well, while Electric Power & Gas and Marine Transportation were among the worst performers. Rubber product companies, namely tire makers, were favored compared to automobile makers that were adversely impacted by the March Earthquake. The problems facing nuclear power plants brought on a revision of energy policy, thus affecting electric power operators such as Tepco. Some mining companies, including Inpex, will benefit from increasing demand for liquefied natural gas—Inpex's main product—as a result of suspended activities in most nuclear power plants throughout Japan. Construction companies will benefit from reconstruction activities in areas damaged by the disaster. Shipping companies continue to struggle with industry-wide overcapacity.

Performance/Attribution Analysis

Table 1: NAV performance in comparison with the benchmark (TOPIX), U.S. Dollar ("USD") base

Latest 12 Months (As of October 31, 2011) %
Japan Equity Fund (time weighted return)	–3.43(1)
Benchmark (TOPIX)	–1.97
Underperformance	–1.46

Table 2: Attribution analysis summary, JPY base

Latest 12 Months (As of October 31, 2011) (%)
Portfolio (Equity Only)	–5.55
Benchmark (TOPIX)	–3.66
Underperformance	–1.89
Breakdown
Sector Selection	1.20
Stock Selection	–3.08
Others	–0.01
Total	–1.89

1
Due to fluctuations in foreign exchange rates, this value may differ from the total investment return based on net asset value at beginning and end of year, assuming reinvestment of dividends, provided in the Financial Highlights section of the Fund's Annual Report.

The Japan Equity Fund, Inc.

Table 3: Portfolio return (equity portion of the Fund's portfolio) vs. Benchmark Return, USD base (monthly)

		Portfolio Return (A) (%)	Benchmark Return (B) (%)	Relative Return (A) - (B) (%)
2010	November	1.26	1.91	–0.65
	December	8.27	7.96	0.31
2011	January	0.39	0.47	–0.08
	February	4.70	5.06	–0.36
	March	–8.47	–10.19	1.72
	April	–1.22	–0.74	–0.48
	May	0.36	–0.11	0.47
	June	1.61	1.47	0.14
	July	2.25	2.74	–0.49
	August	–9.23	–7.09	–2.14
	September	–1.34	–1.11	–0.23
	October	–0.75	–1.04	0.29

Table 4: Attribution Analysis Breakdown, JPY base (Latest 12 Months) – (equity portion of Fund's portfolio)

	Port Weight %	Bench Weight %	Port Return %	Bench Return %	Sector Selection Effect %	Stock Selection Effect %
Fishery, Agriculture & Forestry	0.00	0.10	0.00	5.70	–0.01	0.00
Mining	0.00	0.62	0.00	23.38	–0.14	0.00
Construction	1.63	2.20	23.36	21.90	–0.10	0.02
Foods	1.85	3.14	2.06	12.59	–0.27	–0.11
Textiles & Apparel	0.07	0.94	6.60	4.47	–0.08	0.04
Pulp & Paper	0.20	0.38	4.16	3.43	0.01	–0.04
Chemicals	6.61	5.99	–7.71	0.55	0.02	–0.52
Pharmaceutical	3.61	4.61	3.99	1.09	–0.18	0.10
Oil & Coal Products	1.91	0.90	0.72	5.62	0.03	–0.06
Rubber Products	0.93	0.68	34.51	25.93	0.07	0.07
Glass & Ceramics Product	1.67	1.29	4.80	–4.75	0.05	0.13
Iron & Steel	2.56	2.24	–30.40	–19.20	–0.02	–0.36
Nonferrous Metals	2.92	1.35	–10.44	–10.89	–0.16	0.02
Metal Products	0.69	0.71	25.68	3.36	0.04	0.07
Machinery	5.23	5.14	–3.43	3.45	–0.09	–0.34
Electrical Appliances	14.39	14.53	–13.47	–9.55	0.10	–0.65
Transport Equipment	11.84	10.06	–6.84	–6.09	0.01	–0.05\
Precision Instruments	0.80	1.46	19.20	–4.64	0.01	0.06

The Japan Equity Fund, Inc.

Table 4: Attribution Analysis Breakdown, JPY base (Latest 12 Months) – (equity portion of Fund's portfolio) (continued)

	Port Weight %	Bench Weight %	Port Return %	Bench Return %	Sector Selection Effect %	Stock Selection Effect %
Other Products	0.90	1.94	–24.85	–21.06	0.17	–0.05
Wholesale Trade	6.34	5.41	–4.36	–0.78	–0.01	–0.27
Retail Trade	4.20	3.74	18.56	13.88	0.09	0.15
Banks	9.73	9.27	–5.53	–2.03	–0.04	–0.33
Other Financing Business	1.81	0.77	–0.73	13.10	0.19	–0.17
Securities & Commodity Futures	0.38	1.37	–3.95	–22.44	0.29	–0.04
Insurance	3.67	2.51	–14.62	–14.31	–0.17	–0.03
Real Estate	2.62	2.39	–10.31	–5.77	0.06	–0.08
Land Transportation	4.15	3.61	5.99	3.00	0.10	0.08
Marine Transportation	0.77	0.53	–38.87	–38.99	–0.13	0.00
Air Transportation	0.00	0.32	0.00	–21.54	0.07	0.00
Warehouse & Harbor Trans	0.00	0.23	0.00	1.28	–0.01	0.00
Info & Communication	5.91	5.94	7.65	12.67	0.00	–0.25
Electric Power & Gas	1.54	3.86	–59.08	–42.43	1.34	–0.44
Services	1.07	1.77	8.93	11.93	–0.05	–0.03
Total	100.00	100.00	–5.55	–3.66	1.20	–3.08

Commentary

As shown in Table 1, the NAV of the Fund decreased by 3.43% in USD terms during the twelve months from November 2010 to October 2011, while the benchmark TOPIX dropped 1.97% in USD terms. As a result, the portfolio underperformed the benchmark by 1.46%.

Table 2 shows that the performance of the equity portion of the portfolio, excluding expenses and some cash positions in JPY terms, was –5.55%, in comparison with –3.66% for the benchmark, indicating an under-performance of –1.89%. Relative to the TOPIX, the sector selection effect was 1.20%, while the stock selection effect was –3.08% (see Table 4).

Underweight positions in Electric Power & Gas (+1.34%) and Securities & Commodities Futures (+0.29%) contributed positively, while an underweight in Foods (–0.27%) and Pharmaceutical (–0.18%) resulted in negative contributions. After the March disaster, electricity operators plummeted as a result of the damage dealt to the Fukushima Plant and a subsequent revision of nuclear power policy. Securities companies were shunned by investors as financial markets became more dispirited amid the turmoil in the eurozone. During the period, defensive stocks such as food and tobacco companies and pharmaceutical names fared well despite uncertainty in the global economy and markets.

The stock selection effect was negative, with major detractors resulting from stock-picks in Electrical Appliances (–0.65%), Chemicals (–0.52%) and Iron & Steel (–0.36%).

Major negative contributors during the year were TDK Corp. in Electric Appliances, Fujifilm Holdings in Chemical, and JFE Holdings Inc. in Iron & Steel. TDK had to endure the integration of major clients into the hard disc drive industry. Fujifilm has begun to face tough prospects as demands for its major products, film materials used in liquid crystal displays (LCD), remain weak for the time being. JFE, a steel producer, has been struggling with overcapacity in China and Korea.

The Japan Equity Fund, Inc.

Outlook & Strategy

In October, the TOPIX finished 0.38% higher. After the fierce sell-off in August and September, the Tokyo market rebounded slightly. Progress was made in clearing European debt troubles and benign U.S. economic indicators reduced fears of a recession, and as a result the global equity market rebounded strongly. During the month, though, the Japanese market underperformed other major equity markets. Factors contributing to underperformance include: 1) a smaller decline than other markets over the past few months, 2) the yen surging to a post World War II high, and 3) concern over Japanese manufacturers affected by flooding in Thailand. In addition, corporate scandals, which arose at both Olympus and Daio Paper, may have negatively affected the sentiment of global investors towards the Japanese market.

We have to keep in mind that turbulent market conditions will persist at least for the next few months as the global economy remains fragile and as European debt troubles will repeatedly advance and pull back despite any progress that is made. Below, we will discuss several points regarding movement of the Tokyo market through the last two months of 2011 and into 2012:

European agreement and global economic outlook
It may be too early to decide whether the Eurozone's comprehensive strategy to tackle its ongoing sovereign debt problems is wide-ranging enough. However, European countries have at least moved a step forward in solving the issue. Another positive sign is on the economic front. Although the downside risks to economic activity in developed nations was not completely vanquished, U.S. economic data suggested weakness in some soft data, including some data that indicated signs of a turnaround in business and consumer sentiment, while hard data, which includes employment and production figures, provided a surprise upside to market participants. Several emerging countries began to reverse their monetary policies and transition from tightening to easing. As such, we maintain our main outlook that the global economy will continue to recover, albeit gradually.

Two headwinds pushing back Japanese corporate profits: the strong yen and flooding in Thailand
The yen continued to appreciate throughout the month of October, despite a weakening of investors' moves to de-risk. Various members of Prime Minister Noda's cabinet have repeatedly stated that concern over yen appreciation is among their top priorities and, at the end of October, Japan's monetary authority intervened in the foreign exchange market and reversed the yen—which had appreciated to a post-WWII high of 75.32 yen per dollar—back to the 78 yen/dollar level after hitting a high of 79 yen/dollar in the moments immediately following the intervention. The Bank of Japan ("BoJ") also announced an expansion of its asset purchase program, from 50 trillion yen to 55 trillion yen. Although it is difficult to believe that the yen will change course anytime soon amid the currency devaluation race currently existing between developed countries, Japanese companies have adjusted their business activities in an effort to not only deal with this, but to take advantage of any further yen appreciation through measures such as global procurement and cross-boarder merger and acquisition activity.

The recent flooding in Thailand has had a much more serious impact on Japanese manufacturers than was initially expected and this situation may persist for the next several months, as approximately 3,000 Japanese companies had developed manufacturing facilities in the country. Automobile companies and hard disk drive producers were among the hardest hit. Although the floods were an unfortunate situation, once the flooding recedes and the situation returns to normal, companies that provide machinery and automobiles in the region will benefit from a corresponding boost in demand, which provides attractive investment opportunities.

Corporate Scandal at Olympus
Olympus Corporation, the producer of cameras and endoscopes, announced its discovery that it had been engaging in the deferment of losses on securities investments since the 1990s and that a series of fees paid by the company, including fund acquisitions, had been used to resolve the posting of such deferrals. Regulators including, the Securities and Exchange Surveillance Commission (SESC) of Japan and the Securities and Exchange Commission (SEC) in the United States, are investigating past M&A activities of Olympus. The scandal weighs not only on Olympus shares, but also in the Japanese equity market as the accounting fraud may be seen as a series of loopholes in Japan's accounting standards rather than an isolated event in one company. From an investor's standpoint, signs of wrongdoing were reflected in its accounting statements by looking at its balance sheets and cash flow statements carefully. We believe that this scandal is a company-specific event, and that the vast majority of Japanese companies do in fact state their financial results appropriately. Having said this, improving transparency in corporate governance and accounting statements are some of the tasks that companies must now address in earnest to win back the confidence of investors.

Corporate earnings and restructuring announcements
The Japanese market is now in the midst of the corporate earnings announcement season, and we have seen many companies revise their profit forecasts downwards for the second half of FY2011 amid the yen's appreciation and the weakness in overseas demand. In addition, several eye-catching restructuring projects, including lay-offs, asset write-downs and the like, were announced by various stalwart companies such as Panasonic, TDK and Sony. With that said, we have actually observed a rather positive reaction to these downward earnings announcements, as most of the negative news had already been reflected in stock prices. While these announcements of restructuring activities can have a negative effect on stock prices in the short-term, they may also create a low from which corporate profits can recover through next year and beyond.

Although Japan's domestic economy remains resilient thanks to post-quake reconstruction activities, the market will remain volatile as investors' de-risk and re-risk shift is likely to continue amid thin trading volume and as several macro factors have overwhelmed investor sentiment. We believe the Japanese market is preparing for a rally, and expect that concerns surrounding the market will ease rather than worsen for the time being. Cheap valuations, including an average price-to-book ratio of 0.9 times and a price-toearnings ratio of 11 to 12 times will help lend additional support to the market.

Regarding sector strategy, our portfolio continues to overweight cyclicals such as industrials, materials and information technology names while underweighting defensives like utilities, healthcare and consumer staples, as we will maintain our main outlook that the global economy will not enter into a full-blown recession and that valuations have become highly attractive in cyclical sectors. As for stock selection, we will focus on recently beaten down cyclical names in the machinery and electronics spaces while, at the same time, continue to search for companies with corporate-specific earnings drivers. Our focus on value remains intact.

The Japan Equity Fund, Inc.

Fund Performance

During the year ended October 31, 2011, the Fund's market price on the New York Stock Exchange ("NYSE") ranged from a low of $5.11 per share on October 4, 2011 to a high of $6.66 on March 1, 2011. The Fund's NYSE market price closed at $5.35 per share on October 31, 2011.

The NYSE market price in relation to the Fund's net asset value per share during the year ended October 31, 2011, ranged from a high discount of 14.35% on November 23, 2010 to a premium of 0.35% on March 15, 2011, and ended the period at a discount of 10.98%.

The Fund has not invested in derivative securities. Although foreign currency hedging is permitted, the Fund has not engaged in any foreign currency hedging.

Portfolio Management

Mr. Naoto Nagai, CFA, is a Senior Portfolio Manager and International Clients Group Leader, with a total of 15 years of experience in the Japanese and global equity markets. Prior to joining Daiwa SB Investments in 2006, he was a fund manager and research analyst at Resona Trust Company Japan. In 1996 he earned an MBA from the University of Rochester and in 1991 he graduated from the University of Osaka Prefecture with a B.S. in chemistry. He assumed the day-to-day portfolio management responsibilities for the Fund, effective October 18, 2006.

Effective November 2, 2009, Mr. Takahiro Ueno, CFA/CMA, a Senior Portfolio Manager with 13 years of experience joined the investment management team. Prior to joining Daiwa SB Investments in 2001, he was a fixed income trader at Sumitomo Bank. In 1995 he earned a B.S. degree in engineering from Kyoto University.

We thank you for your support of The Japan Equity Fund, Inc. and your continued interest in the Japanese economy and marketplace.

Sincerely,

/s/ Yoshihiro Fujisawa	/s/ Yoshiaki Uematsu
YOSHIHIRO FUJISAWA	YOSHIAKI UEMATSU
Chairman of the Board	President

The Japan Equity Fund, Inc.

Portfolio of Investments

October 31, 2011

COMMON STOCKS—98.45%

Shares		Value	Shares		Value
Banks—9.62%			Construction—2.37%
936,300	Mitsubishi UFJ Financial		53,000	Daiwa House Industry
	Group, Inc.	$ 4,148,241		Co., Ltd.	$ 670,412
1,440,500	Mizuho Financial		22,000	MIRAIT Holdings
	Group, Inc.	2,053,365		Corp.	171,208
259,770	Sumitomo Mitsui Trust		161,000	Obayashi Corp.	746,385
	Holdings, Inc.	907,377	43,000	Toshiba Plant Systems &
270,000	The Bank of Yokohama,			Services Corp.	469,924
	Ltd.	1,258,636			2,057,929
		8,367,619	Cosmetics—0.19%
Building Materials—1.34%			6,000	Pola Orbis Holdings
65,000	Central Glass Co., Ltd.	297,162		Inc.	162,425
3,400	Rinnai Corp.	256,736	Electric Appliances—15.18%
309,000	Taiheiyo Cement Corp.	607,127	30,000	Canon Inc.	1,386,927
182,000	Fuji Electric Co., Ltd.	544,574	13,200	Hamamatsu Photonics
		1,161,025		K.K.	513,625
Chemicals—5.21%			256,000	Hitachi Ltd.	1,403,776
205,000	Asahi Kasei Corp.	1,237,319	6,200	Kyocera Corp.	558,135
52,000	Fujifilm Holdings Corp.	1,302,170	177,000	Mitsubishi Electric
67,000	Kureha Corp.	305,445		Corp.	1,670,669
22,000	Nihon Parkerizing Co.,		18,900	Murata Manufacturing
	Ltd.	302,864		Co., Ltd.	1,076,429
57,000	Nippon Shokubai Co.,		208,000	NEC Corp.	472,788
	Ltd.	594,375	13,600	Nidec Corp.	1,135,225
68,000	Sumitomo Bakelite Co.,		35,000	Nissin Electric Co.,
	Ltd.	406,935		Ltd.	219,789
128,000	Ube Industries, Ltd.	384,641	47,100	Omron Corp.	1,034,301
		4,533,749	49,500	Sony Corp.	1,069,205
Communication—4.86%			14,000	Star Micronics Co.,
213	KDDI Corp.	1,583,755		Ltd.	140,953
7,000	NS Solutions Corp.	156,235	6,500	TDK Corp.	272,955
17,900	NTT Corp.	926,377	259,000	Toshiba Corp.	1,160,794
637	NTT DoCoMo, Inc.	1,139,516	61,000	Yaskawa Electric Corp.	540,516
6,000	Otsuka Corp.	423,013			13,200,661
		4,228,896

See accompanying notes to financial statements.

The Japan Equity Fund, Inc.

Portfolio of Investments (continued)

October 31, 2011

COMMON STOCKS (continued)

Shares		Value	Shares		Value
Electric Power & Gas—1.59%			Land Transportation—3.71%
25,000	Chubu Electric Power		19,900	East Japan Railway Co.	$ 1,217,715
	Co., Inc.	$460,704	189,000	Hankyu Hanshin
20,500	Electric Power			Holdings, Inc.	805,805
	Development Co.,		29,000	Hitachi Transport
	Ltd.	517,568		System, Ltd.	513,933
27,000	Kansai Electric Power		175,000	Nippon Express
	Co., Inc.	402,556		Co., Ltd.	689,932
		1,380,828			3,227,385
Entertainment—0.21%			Leisure—0.36%
1,800	Oriental Land Co.,		418	Accordia Golf Co.,
	Ltd.	180,532		Ltd.	308,655
Foods—1.36%			Machinery—5.40%
45,000	Kirin Holdings Co.,		102,000	Ebara Corp.	381,174
	Ltd.	559,972	33,700	JTEKT Corp.	379,974
49,000	Nippon Meat Packers,		77,000	Makino Milling
	Inc.	622,332		Machine Co., Ltd.	527,045
		1,182,304	27,700	Makita Corp.	1,058,626
Glass & Ceramic Products—0.64%			331,000	Mitsubishi Heavy
62,000	Asahi Glass Co., Ltd.	557,339		Industries, Ltd.	1,381,469
Household Goods—0.24%			48,300	THK Co., Ltd.	962,651
63,000	Noritake Co., Ltd.	204,687			4,690,939
Insurance—3.03%			Marine Transportation—0.63%
96,700	T&D Holdings Inc.	978,549	139,000	Mitsui O.S.K. Lines,
68,300	Tokio Marine			Ltd.	549,788
	Holdings, Inc.	1,659,479	Media—1.35%
		2,638,028	804	Fuji Media Holdings, Inc.	1,172,909
Iron & Steel—1.32%
37,300	JFE Holdings, Inc.	724,253
6,000	Kyoei Steel Ltd.	108,489
14,000	Maruichi Steel Tube
	Ltd.	318,762
		1,151,504

See accompanying notes to financial statements.

The Japan Equity Fund, Inc.

Portfolio of Investments (continued)

October 31, 2011

COMMON STOCKS (continued)

Shares		Value	Shares		Value
Non-Ferrous Metals—3.20%			Pulp & Paper—0.53%
72,000	Dowa Holdings Co.,		19,700	Nippon Paper
	Ltd.	$ 444,741		Group Inc.	$ 456,639
56,000	Nippon Denko Co.,		Real Estate—4.01%
	Ltd.	307,076	111,000	Mitsui Fudosan Co.,
69,100	Sumitomo Electric			Ltd.	1,884,448
	Industries, Ltd.	787,990	43,900	Nomura Real Estate
88,000	Sumitomo Metal Mining			Holdings Inc.	727,251
	Co., Ltd.	1,241,967	41,000	Sumitomo Realty &
		2,781,774		Development Co.,
Oil & Gas Extraction—1.49%				Ltd.	871,388
217,030	JX Holdings, Inc.	1,293,206			3,483,087
Other Financing Business—1.24%			Retail Trade—4.43%
12,030	Orix Corp.	1,075,238	28,100	Aeon Co., Ltd.	373,849
Packaging—0.39%			38,400	DCM Holdings
17,600	Fuji Seal International,			Co., Ltd.	312,644
	Inc.	339,253	3,850	Nitori Co., Ltd.	371,799
Pharmaceutical—4.07%			6,800	Saint Marc Holdings
40,700	Astellas Pharma Inc.	1,508,937		Co., Ltd.	254,814
49,000	Kyowa Hakko Kirin		51,800	Seven & I Holdings
	Co., Ltd.	561,924		Co., Ltd.	1,400,935
7,700	Miraca Holdings Inc.	297,143	20,800	Shimachu Co., Ltd.	455,693
31,100	Mitsubishi Tanabe		27,700	Xebio Co., Ltd.	684,052
	Pharma Corp.	545,957			3,853,786
29,000	Rohto Pharmaceutical		Rubber Products—1.68%
	Co., Ltd.	337,408	61,000	Bridgestone Corp.	1,457,827
6,300	Takeda Pharmaceutical		Services—0.36%
	Co., Ltd.	286,400	92	NTT Data Corp.	314,858
		3,537,769	Software—1.08%
Precision Instruments—0.67%			13,900	Capcom Co., Ltd.	368,786
7,800	BML, Inc.	191,119	36,300	SCSK Corp.	574,311
45,000	Shimadzu Corp.	392,385			943,097
		583,504

See accompanying notes to financial statements.

The Japan Equity Fund, Inc.

Portfolio of Investments (concluded)

October 31, 2011

COMMON STOCKS (concluded)			SHORT-TERM INVESTMENTS—0.18%
Shares		Value	Principal Amount (000)		Value
Textile & Apparel—0.90%			U.S. DOLLAR TIME DEPOSIT—0.18%
108,000	Toray Industries Inc.	$ 782,227	$162	JPMorgan Chase Bank,
Transportation Equipment—10.54%				0.05%, due 11/1/11
47,100	Aisin Seiki Co., Ltd.	1,534,515		(Cost—$161,714)	$161,714
94,300	Honda Motor Co., Ltd.	2,913,648		Total Investments—98.63%
105,000	Isuzu Motors Ltd.	458,456		(Cost—$90,117,724)	85,750,918
264,000	Kawasaki Heavy			Other assets less liabilities—1.37%	1,187,061
	Industries, Ltd.	695,004		NET ASSETS (Applicable to
88,200	Nissan Motor Co., Ltd.	832,503		14,456,819 shares of capital stock
3,500	Shimano Inc.	175,292		outstanding; equivalent to $6.01
59,700	Toyota Motor Corp.	2,027,055		per share)—100.00%	$86,937,979
19,000	TS Tech Co., Ltd.	294,260
9,700	Yorozu Corp.	233,811
		9,164,544
Wholesale Trade—5.25%
41,100	Hitachi High-
	Technologies Corp.	877,208
107,100	Mitsubishi Corp.	2,256,981
112,900	Sumitomo Corp.	1,431,004
		4,565,193
Total Common Stocks
(Cost—$89,956,010)		85,589,204

See accompanying notes to financial statements.

The Japan Equity Fund, Inc.

EQUITY CLASSIFICATIONS HELD October 31, 2011		TEN LARGEST EQUITY POSITIONS HELD October 31, 2011
Industry	Percent of Net Assets	Issue	Percent of Net Assets
Electric Appliances	15.18%	Mitsubishi UFJ Financial Group,
Transportation Equipment	10.54	Inc.	4.77%
Banks	9.62	Honda Motor Co., Ltd.	3.35
Machinery	5.40	Mitsubishi Corp.	2.60
Wholesale Trade	5.25	Mizuho Financial Group, Inc.	2.36
Chemicals	5.21	Toyota Motor Corp.	2.33
Communication	4.86	Mitsui Fudosan Co., Ltd.	2.17
Retail Trade	4.43	Mitsubishi Electric Corp.	1.92
Pharmaceutical	4.07	Tokio Marine Holdings, Inc.	1.91
Real Estate	4.01	KDDI Corp.	1.82
Land Transportation	3.71	Aisin Seiki Co., Ltd.	1.77
Non-Ferrous Metals	3.20
Insurance	3.03
Construction	2.37
Rubber Products	1.68
Electric Power & Gas	1.59
Oil & Gas Extraction	1.49
Foods	1.36
Media	1.35
Building Materials	1.34
Iron & Steel	1.32
Other Financing Business	1.24
Software	1.08
Textile & Apparel	0.90
Precision Instruments	0.67
Glass & Ceramic Products	0.64
Marine Transportation	0.63
Pulp & Paper	0.53
Packaging	0.39
Services	0.36
Leisure	0.36
Household Goods	0.24
Entertainment	0.21
Cosmetics	0.19

See accompanying notes to financial statements.

The Japan Equity Fund, Inc.

Statement of Assets and Liabilities

October 31, 2011

Assets
Investment in securities, at value (cost—$90,117,724)	$85,750,918
Cash denominated in foreign currency (cost—$479,269)	468,088
Receivable for securities sold	287,636
Interest and dividends receivable	827,312
Prepaid expenses	12,749
Total assets	87,346,703
Liabilities
Payable for securities purchased	235,369
Payable for management fees	10,654
Payable for advisory fees	15,980
Payable for other affiliates	29,493
Audit and tax services	96,070
Accrued expenses and other liabilities	21,158
Total liabilities	408,724
Net Assets	$86,937,979
Net Assets consist of:
Capital stock, $0.01 par value per share; total 30,000,000 shares authorized;
14,456,819 shares issued and outstanding	$144,568
Paid-in capital in excess of par value	107,550,169
Undistributed net investment income	615,992
Accumulated net realized loss on investments	(16,977,329)
Net unrealized depreciation on investments and other assets and liabilities
denominated in foreign currency	(4,395,421)
Net assets applicable to shares outstanding	$86,937,979
Net Asset Value Per Share	$6.01

See accompanying notes to financial statements.

The Japan Equity Fund, Inc.

Statement of Operations

For the Year Ended October 31, 2011

Investment income:
Dividends (net of withholding taxes of $147,543)	$1,962,893
Interest	125
Total investment income	1,963,018
Expenses:
Investment management fee	328,552
Custodian fees and expenses	270,100
Administration fee	246,283
Audit and tax services	96,070
Legal fees and expenses	91,818
Reports and notices to stockholders	57,073
Directors' fees and expenses	53,902
Marketing expense	45,289
Insurance expense	15,688
Transfer agency fee and expenses	10,725
Other	81,750
Total expenses	1,297,250
Net investment income	665,768
Realized and unrealized gains (losses) from investment activities and foreign currency transactions:
Net realized losses on investments	(1,016,674)
Net realized foreign currency transaction gains	71,294
Net change in unrealized appreciation (depreciation) on investments in equity securities	(2,937,771)
Net change in unrealized appreciation (depreciation) on short-term investments and other
assets and liabilities denominated in foreign currency	(66,488)
Net realized and unrealized losses from investment activities and foreign
currency transactions	(3,949,639)
Net decrease in net assets resulting from operations	$(3,283,871)

See accompanying notes to financial statements.

The Japan Equity Fund, Inc.

Statements of Changes in Net Assets

	For the Years Ended
	October 31,
	2011	2010
Increase (decrease) in net assets from operations:
Net investment income	$665,768	$436,411
Net realized gain (loss) on:
Investments	(1,016,674)	(1,492,828)
Foreign currency transactions	71,294	119,795
Net change in unrealized appreciation (depreciation) on:
Investments in equity securities	(2,937,771)	5,397,103
Translation of short-term investments and other assets and liabilities
denominated in foreign currency	(66,488)	50,203
Net increase (decrease) in net assets resulting from operations	(3,283,871)	4,510,684
Dividends and distributions to stockholders from:
Net investment income	(794,549)	(548,766)
From capital stock transactions:
Sale of capital stock resulting from:
Reinvestment of dividends	63,635	26,750
Net increase (decrease) in net assets	(4,014,785)	3,988,668
Net assets:
Beginning of year	90,952,764	86,964,096
End of year (including undistributed net investment income of
$615,992 and $539,475, respectively)	$86,937,979	$90,952,764

See accompanying notes to financial statements.

The Japan Equity Fund, Inc.

Notes to Financial Statements

Organization and Significant Accounting Policies

The Japan Equity Fund, Inc. (the "Fund") was incorporated in Maryland on July 12, 1990 under its former name "The Japan Emerging Equity Fund, Inc." and commenced operations on July 24, 1992. It is registered with the Securities and Exchange Commission as a closed-end, diversified management investment company.

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the amounts and disclosures in the financial statements. Actual reporting results could differ from those estimates.

Valuation of Investments—The Fund determines net asset value based on valuations made as of 5:00 p.m. Tokyo time, on each day. Securities which are listed on the Tokyo Stock Exchange, or listed on the over-the-counter market in Japan, or listed on other exchanges in Japan and for which market quotations are readily available, are valued at the last reported sales price available to the Fund at the close of business on the day the securities are being valued or, lacking any such sales, at the last available bid price. In instances where quotations are not readily available or where the price as determined by the above procedures is deemed not to represent fair market value, fair value will be determined in such manner as the Board of Directors (the "Board") may prescribe. Short-term investments having a maturity of 60 days or less are valued at amortized cost, except where the Board determines that such valuation does not represent the fair value of the investment. All other securities and assets are valued at fair value as determined in good faith by, or under the direction of, the Board.

Foreign Currency Translation—The books and records of the Fund are maintained in U.S. dollars as follows:  (1) the foreign currency market value of investment securities and other assets and liabilities stated in Japanese yen are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations. The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market price of securities.

Tax Status—The Fund intends to continue to distribute substantially all of its taxable income and to comply with the minimum distribution and other requirements of the Internal Revenue Code of 1986, as amended applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. As of October 31, 2011, the Fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. As of October 31, 2011, the Fund did not have any unrecognized tax benefits. The Fund's federal tax returns for the current and prior three fiscal years remain subject to examination by the Internal Revenue Service.

The Fund is not subject to any Japanese income, capital gains or other taxes except for withholding taxes on certain income, generally imposed at rates of 7% on interest and dividends, paid to the Fund by Japanese corporations.

The Japan Equity Fund, Inc.

Notes to Financial Statements (continued)

Investment Transactions and Investment Income—Investment transactions are recorded on the trade date (the date upon which the order to buy or sell is executed). Realized and unrealized gains and losses from security and foreign currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions from Japanese securities which may be recorded after the ex-date, as soon as the Fund acquires information regarding such dividends or corporate actions. Interest income is recorded on an accrual basis.

Dividends and Distributions to Stockholders—The Fund records dividends and distributions payable to its stockholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These book basis/tax basis ("book/tax") differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassifications. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

Fair Value Measurements—In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). The guidance establishes three levels of fair value hierarchy as follows:

Level 1—	Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;
Level 2—	Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;
Level 3—	Inputs that are unobservable.

A financial instrument's level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes "observable" requires significant judgment by the Manager. The Manager considers observable data to be market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market.

The following is a summary of the inputs used as of October 31, 2011 in valuing the Fund's investments carried at value:

Valuation Inputs	Investments in Securities
Level 1— Quoted Prices	$85,750,918
Level 2— Other Significant Observable Inputs	—
Level 3— Significant Unobservable Inputs	—
Total	$85,750,918

The Japan Equity Fund, Inc.

Notes to Financial Statements (continued)

As all assets of the Fund are classified as Level 1, thus no reconciliation of Level 3 assets as of October 31, 2011 is presented. No significant transfers between Level 1 or Level 2 fair value measurements occurred during the year ended October 31, 2011.

All portfolio holdings designated as Level 1 are disclosed individually in the Portfolio of Investments ("POI"). Please refer to the POI for industry classifications of the portfolio holdings.

Investment Manager and Investment Adviser

The Fund has an Investment Management Agreement with Daiwa SB Investments (U.S.A.) Ltd. (the "Manager"). Daiwa SB Investments Ltd. ("DSBI" or the "Adviser"), an affiliate of the Manager, acts as the Fund's investment adviser pursuant to an Investment Advisory Agreement between the Manager and DSBI. For such investment services, the Fund is obligated to pay the Manager a monthly fee at an annual rate of 0.60% of the first $20 million, 0.40% of the next $30 million, and 0.20% of the excess over $50 million of the Fund's average weekly net assets, of which 60% of this fee is paid by the Manager to DSBI. In addition, the Fund has agreed to reimburse the Manager and the Adviser for all out-of-pocket expenses related to the Fund. For the year ended October 31, 2011, no such expenses were paid to the Manager or the Adviser. For the year ended October 31, 2011, the Manager earned $131,421 and the Adviser earned $197,131, as reflected in the Statement of Operations.

At October 31, 2011, the Fund owed $26,634 to both the Manager and the Adviser.

Administrator and Custodian and Other Related Parties

Daiwa Securities Trust Company ("DSTC" or "Administrator"), an affiliate of the Adviser, provides certain administrative services to the Fund, for which the Fund pays to DSTC a monthly fee at an annual rate of 0.20% of the first $60 million of the Fund's average weekly net assets, 0.15% of the next $40 million and 0.10% of the excess over $100 million, with a minimum annual fee of $120,000. In addition, as permitted by the Administration Agreement, the Fund reimburses the Administrator for its out-of-pocket expenses related to the Fund. For the year ended October 31, 2011, no such expenses were paid to the Administrator.

The Board has also approved the payment of the administrative compliance expense for the Fund in the amount of $75,000 per annum to DSTC, for services provided by DSTC staff in implementing the Fund's compliance management system and the Fund's compliance review program. This amount is included in the administration fee in the Fund's Statement of Operations.

DSTC also acts as the custodian for the Fund's assets. As of September 21, 2011, DSTC appointed Daiwa Securities Trust and Banking (Europe) PLC (the "Sub-Custodian"), an affiliate of DSTC, the Manager and the Adviser to act as the sub-custodian for all cash and securities of the Fund held in Japan, replacing Sumitomo Mitsui Banking Corporation ("SMBC"). As compensation for its services as custodian, DSTC receives a monthly fee of 0.10% of the average weekly net assets of the Fund representing U.S. assets and all other assets not held by the Sub-Custodian and 0.05% of the average weekly net assets of the Fund representing assets held by the Sub-Custodian and reimbursement of out-of-pocket expenses. As compensation for its services the Sub-Custodian receives a monthly fee of 0.04% of the month-end net assets of the Fund and reimbursement of transaction costs. During the year ended October 31, 2011, DSTC, SMBC and the Sub-Custodian earned $48,854, $211,457 and $9,789, respectively, as compensation for custodial services to the Fund.

The Japan Equity Fund, Inc.

Notes to Financial Statements (continued)

At October 31, 2011, the Fund owed $13,606, $6,250 and $9,637 to DSTC for administration, compliance and custodian fees, respectively, which includes fees and expenses of $5,903 payable to the Sub-Custodian, which are included in payable to other affiliates on the Statement of Assets and Liabilities.

During the year ended October 31, 2011, the Fund incurred $91,818 for legal services in connection with the Fund's on-going operations to a law firm to which the Fund's Assistant Secretary is a consultant.

Investments in Securities and Federal Income Tax Matters

For federal income tax purposes, the cost of securities owned at October 31, 2011 was $90,088,669, excluding short-term interest bearing investments. At October 31, 2011, the net unrealized depreciation of investments for federal income tax purposes, excluding short-term securities, of $4,499,465 was composed of gross appreciation of $4,002,560 for those investments having an excess of value over cost, and gross depreciation of $8,502,025 for those investments having an excess of cost over value. For the year ended October 31, 2011, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were $55,354,027 and $54,771,818, respectively.

In order to present undistributed net investment income, accumulated net realized loss, and paid-in capital in excess of par value on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income, accumulated net realized loss on investments, and paid-in capital in excess of par value.

For the year ended October 31, 2011, the adjustments were to increase net investment income by $205,298 and decrease realized loss by $5,058,034 and paid-in capital in excess of par value by $5,263,332 primarily related to the reclassification of realized foreign currency gains, investment in passive foreign investment companies and the expiration of capital loss carryforwards. Net investment income, net realized losses and net assets were not affected by this change.

The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences primarily arising from investments in passive foreign investment companies. As of October 31, 2011, the components of accumulated earnings (deficit) on a tax basis were as follows:

Net Investment Income	Accumulated Net Realized Loss	Unrealized Appreciation/Depreciation
$748,650	$(16,977,329)	$(4,499,465)

During the current year, $5,263,332 of capital loss carryforwards expired.

At October 31, 2011, the Fund had a remaining capital loss carryover of $16,977,329, of which $3,410,154 expires in the year 2016, $10,922,220 expires in the year 2017, $1,494,277 expires in the year 2018 and $1,150,678 expires in the year 2019 available to offset future net capital gains.

The Japan Equity Fund, Inc.

Notes to Financial Statements (concluded)

The tax character of distributions paid was as follows:

	For the year ended October 31, 2011	For the year ended October 31, 2010
Ordinary Income	$794,549	$548,766
Long-term Capital Gains	—	—
Total	$794,549	$548,766

Capital Stock

There are 30,000,000 shares of $0.01 par value common stock authorized. During the year ended October 31, 2011, 10,483 shares were issued on December 30, 2010 at the reinvestment price of $6.07. The net asset value per share on that date was $6.84. Of the 14,456,819 shares of the Fund outstanding at October 31, 2011, Daiwa Capital Markets America Holdings Inc., an affiliate of the Manager, Adviser and DSTC, owned 15,161 shares. As of October 31, 2011, based on publicly available Schedule 13D and 13G disclosures filed with the Securities and Exchange Commission, 1607 Capital Partners, LLC held 13.6% of the shares outstanding and Lazard Asset Management LLC held 12.1% of the shares outstanding.

Recent Accounting Development

In May 2011, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update No. 2011-04, "Fair Value Measurements and Disclosures (Topic 820)—Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs" ("ASU 2011-04"). ASU 2011-04 clarifies the application of existing fair value measurement requirements, changes certain principles related to measuring fair value, and requires additional disclosures about fair value measurements.

Specifically, the guidance specifies that the concepts of highest and best use and valuation premise in a fair value measurement are only relevant when measuring the fair value of nonfinancial assets whereas they are not relevant when measuring the fair value of financial assets and liabilities.

Required disclosures are expanded under the new guidance, especially for fair value measurements that are categorized within Level 3 of the fair value hierarchy, for which quantitative information about the unobservable inputs used, and a narrative description of the valuation processes in place and sensitivity of recurring Level 3 measurements to changes in unobservable inputs will be required. Entities will also be required to disclose the categorization by level of the fair value hierarchy for items that are not measured at fair value in the statement of financial position but for which the fair value is required to be disclosed.

ASU 2011-04 is effective for annual periods beginning after December 15, 2011 and is to be applied prospectively. The Fund is currently assessing the impact of this guidance on its financial statements.

Subsequent Event

On December 6, 2011, a dividend was declared by the Board. The distribution of $0.052 per share is payable on December 28, 2011, to shareholders of record at the close of business on December 16, 2011. The exdividend date is December 14, 2011.

Management has evaluated subsequent transactions and events after the balance sheet date through the date on which these financial statements were issued and, except as already included in the notes to the financial statements, has determined that no additional items require disclosure.

Financial Highlights

Selected data for a share of capital stock outstanding during each year is presented below:

	For the Years Ended October 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$6.30	$6.02	$5.41	$8.61	$8.58
Net investment income	0.04	0.03	0.02	0.05	0.02
Net realized and unrealized gains (losses) on investments and
foreign currency transactions	(0.27)	0.29	0.63	(3.25)	0.10
Net increase (decrease) in net asset value resulting
from operations	(0.23)	0.32	0.65	(3.20)	0.12
Less: dividends and distributions to shareholders
Net investment income	(0.06)	(0.04)	(0.04)	—	(0.09)
Net asset value, end of year	$6.01	$6.30	$6.02	$5.41	$8.61
Per share market value, end of year	$5.35	$5.44	$5.10	$5.14	$7.97

Total investment return:(a)
Based on market price at beginning and end of year, assuming
reinvestment of dividends	(0.76)%	7.44%	0.07%	(35.51)%	(1.05)%
Based on net asset value at beginning and end of year, assuming
reinvestment of dividends	(3.74)%	5.41%	12.22%	(37.17)%	1.42%
Ratios and supplemental data:
Net assets, end of year (in millions)	$86.9	$91.0	$87.0	$78.1	$124.3
Ratios to average net assets of:
Expenses, excluding tax applicable to net investment income	1.38%	1.37%	1.41%	1.15	0.95%
Net investment income	0.71%	0.49%	0.41%	0.70%	0.20%
Portfolio turnover	58.83%	42.89%	46.93%	34.78%	61.22%

(a)
Total investment return based on market value is calculated assuming the shares of the Fund's common stock were purchased at the closing market price as of the beginning of the year, dividends, capital gains and other distributions were reinvested as provided for in the Fund's dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund's net asset value is substituted for the closing market value.

The Japan Equity Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Shareholders and
Board of Directors of
The Japan Equity Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Japan Equity Fund, Inc. (the "Fund") at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 28, 2011

The Japan Equity Fund, Inc.

Tax Information (unaudited)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end (October 31, 2011) as to the federal tax status of any distributions received by you during such fiscal year.

On December 6, 2011, the Board of Directors of the Fund approved a total distribution of $0.052 per share which represents a dividend from ordinary income.

There is no foreign tax deduction or credit available to shareholders for calendar year 2011.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2011. The information necessary to complete your income tax returns will be included with your Form 1099-DIV to be received under separate cover in January 2012.

Shareholders are strongly advised to consult their own tax advisors with respect to the tax consequences of their investment in the Fund.

The Japan Equity Fund, Inc.

Information Concerning Directors and Officers (unaudited)

The following table sets forth information concerning each of the Directors and Officers of the Fund. The Directors of the Fund will serve for terms expiring on the date of subsequent Annual Meetings of Stockholders in the year 2012 for Class I Directors, 2013 for Class II Directors and 2014 for Class III Directors, or until their successors are duly elected and qualified.

Name (Age) and Address of Directors/Officers	Principal Occupation or Employment and Directorships in Publicly Held Companies During Past Five Years	Director or Officer of Fund Since	Number of Funds in Fund Complex for Which Director Serves (1)
Directors
*Yoshihiro Fujisawa (58) One Evertrust Plaza Jersey City, NJ 07302-3051	Chairman and President, Daiwa Securities Trust Company, since April 2008; General Manager, Daiwa Investor Relations Co. Ltd., from 2006 to 2008; General Manager, Daiwa Securities SMBC Principal Investments Co. Ltd., from 2005 to 2006; Managing Director, Daiwa Europe Property Plc., from 2004 to 2005.	Chairman of the Board and Class I Director since 2008	1
Martin J. Gruber (74) 229 South Irving Street Ridgewood, NJ 07450	Professor Emeritus and Scholar in Residence, Leonard N. Stern School of Business, New York University, since 2010; previously Professor of Finance, from 1965 to 2010; Director, The Thai Capital Fund, Inc., since 2000; Director, The Singapore Fund, Inc., since 2000; Trustee, DWS Scudder Mutual Funds, from 1992 to 2008; Trustee, C.R.E.F., from 2001 to 2005 and Chairman from 2003 to 2005; Director, National Bureau of Economic Research, since 2005.	Class I Director since 1992	3
David G. Harmer (68) 10911 Ashurst Way Highlands Ranch, CO 80130-6961	Retired; Director of Community and Economic Development, City of Ogden, from July 2005 to October 2008; Public Services Department Director, City of Ogden, from February 2005 to July 2005; Executive Director, Department of Community and Economic Development for the State of Utah, from May 2002 to January 2005; Director, The Thai Capital Fund, Inc., since 2000; Director, The Singapore Fund, Inc., since 1996.	Class II Director since 1997	3
Richard J. Herring (65) 327 South Roberts Road Bryn Mawr, PA 19010
Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania, since July 1972; Co-Director, Wharton Financial Institutions Center, since July 2000; Director, Lauder Institute of International Management Studies, from July 2000 to June 2006; Director, The Thai Capital Fund, Inc., since 2007; Director, The Singapore Fund, Inc., since 2007; Trustee, DWS Scudder Mutual Funds (and certain predecessor funds), since 1990; Co-chair of the Shadow Financial Regulatory Committee, since 2000; Executive Director of the Financial Economists Roundtable, since 2008.
		Class III Director since 2007	3
Rahn K. Porter (57) 944 East Rim Road Franktown, CO 80116	Senior Vice President and Treasurer, Qwest Communications International Inc., from June 2008 to April 2011; Senior Vice President of Investor Relations, Qwest Communications International Inc., from September 2007 to June 2008; Vice President of Finance, Qwest Communications International Inc., from March 2003 to September 2007; Director, The Thai Capital Fund, Inc., since 2007; Director, The Singapore Fund, Inc., since 2007.	Class II Director since 2007	3

The Japan Equity Fund, Inc.

Information Concerning Directors and Officers (unaudited) (concluded)

Name (Age) and Address of Directors/Officers	Principal Occupation or Employment and Directorships in Publicly Held Companies During Past Five Years	Director or Officer of Fund Since	Number of Funds in Fund Complex for Which Director Serves (1)
Officers
Yoshiaki Uematsu (53) 32 Old Slip New York, NY 10005	President and Chief Executive Officer, Daiwa SB Investments (USA) Ltd., since April 2009; Managing Director and Chief Compliance Officer, Daiwa SB Investments (USA) Ltd. from 2002 to 2009.	President of the Fund since April 2009	—
John J. O'Keefe (52) One Evertrust Plaza Jersey City, NJ 07302-3051	Vice President, Fund Accounting Department of Daiwa Securities Trust Company, since 2000; Vice President and Treasurer, The Thai Capital Fund, Inc. and The Singapore Fund, Inc., since June 2000.	Vice President and Treasurer of the Fund since 2000; Secretary of the Fund since 2011	—
Anthony Cambria (57) One Evertrust Plaza Jersey City, NJ 07302-3051	Director and Executive Vice President, Daiwa Securities Trust Company, since 1999; Chief Compliance Officer, The Thai Capital Fund, Inc. and The Singapore Fund, Inc., since 2004.	Chief Compliance Officer of the Fund since 2004	—
Leonard B. Mackey, Jr. (60) 31 West 52nd Street New York, NY 10019-6131	Consultant, since 2007 and Partner from 1983 to 2007 in the law firm of Clifford Chance US LLP; Assistant Secretary, The Thai Capital Fund, Inc. and The Singapore Fund, Inc., since 2004.	Assistant Secretary of the Fund since 2004	—

1
"Fund Complex" includes the Fund, The Thai Capital Fund, Inc. and The Singapore Fund, Inc., which are the only registered investment companies advised by SCB Asset Management Co., Ltd., DBS Asset Management (United States) Pte. Ltd., Daiwa SB Investments (USA) Ltd., Daiwa SB Investments Ltd. or their respective affiliates.

*
Director so noted is deemed by the Fund's counsel to be an "interested person" (as defined in the U.S. Investment Company Act of 1940, as amended). Mr. Fujisawa is deemed an interested person of the Fund because of his affiliation with Daiwa Securities Trust Company, an affiliate of the Fund's investment adviser, Daiwa SB Investments Ltd.

Effective as of November 1, 2011, Austin C. Dowling resigned as a Director of the Fund.

The Japan Equity Fund, Inc.

Board Consideration and Approval of Investment Advisory and Management Agreements (unaudited)

Nature, Extent and Quality of Services

At a meeting (the "Meeting") of the Board of Directors of The Japan Equity Fund, Inc. (the "Fund") held on June 2, 2011, the Board reviewed and considered the nature and extent of the investment advisory services provided by Daiwa SB Investments Ltd. (the "Investment Adviser") under the Advisory Agreement and Daiwa SB Investments (USA) Ltd. (the "Investment Manager" and, together with the Investment Adviser, the "Advisers") under the Investment Management Agreement. The Board reviewed and considered the qualifications of the portfolio manager, the senior administrative managers and other key personnel of the Investment Manager who provide the investment advisory services to the Fund. The Board determined that the portfolio manager and key personnel of the Investment Manager are qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board also reviewed and considered the services provided to the Fund by the Investment Adviser and the personnel of the Investment Adviser who provide those services. The Board concluded that the nature and extent of the advisory services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund. The Board also concluded that the overall quality of the advisory services was satisfactory.

Performance Relative to the Fund's Benchmark

The Board reviewed and considered the Fund's performance for the last one-, three- and five-year periods, as well as for the last 20 quarters, as provided in the materials distributed to the Board prior to the Meeting, compared to the Fund's benchmark, the Tokyo Stock Price Index. The Board noted that as of April 30, 2011 the Fund's return on its net asset value over the last one-year, three-year and five-year periods was higher than the Fund's benchmark. The Board also noted that, for the last 20 quarters, the Fund's performance varied as compared to the benchmark, however, the Fund, in most quarters, performed in line with the benchmark. The Board concluded that the Fund's overall performance was competitive with its benchmark.

Fees Relative to Other Funds Advised by the Advisers

The Board reviewed and considered the advisory fees paid by the Fund under the Advisory Agreement and the Investment Management Agreement (together, the "Advisory Fee") and information showing the advisory fees paid by other funds managed by each of the Advisers as compared to the Advisory Fee paid by the Fund. The Board noted that the Investment Manager does not manage any other closed-end funds that would provide an appropriate comparison to the Advisory Fee. The Board also reviewed and considered information showing that while the Investment Adviser does not manage any other U.S. registered funds, it does advise equity accounts for Japanese investors with advisory fees that are higher than the Advisory Fee. The Board concluded that the Advisory Fee charged by the Investment Adviser was appropriate as compared to other funds advised by the Investment Adviser.

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the fee paid by the only other U.S. registered closed-end fund investing in Japan, The Japan Smaller Capitalization Fund. The Board noted that the advisory fee rate was higher for The Japan Smaller Capitalization Fund than for the Fund. In addition, the Board reviewed and considered the advisory fees paid by other closed-end funds investing in a single country. While the fees vary widely, the majority of these fees paid in connection with these country funds were in the 1.0% and

The Japan Equity Fund, Inc.

Board Consideration and Approval of Investment Advisory and Management Agreements (unaudited) (concluded)

higher range. The Board concluded that the Advisory Fee was competitive with these other country funds. The Board further noted that the total expense ratio of the Fund was lower than that of many other country funds, including Japan Smaller Capitalization Fund, Inc., and concluded that the Fund's total expense ratio was competitive.

Breakpoints and Economies of Scale

The Board reviewed and considered the structure of the Fund's advisory fee schedule under the Advisory Agreement and Investment Management Agreement and noted that it does include breakpoints. The Board considered that the Fund is closed-end. The Board concluded that economies of scale for the Fund were not a factor that needed to be considered at the current asset levels.

Profitability of the Advisers

The Board reviewed and considered a profitability report for each of the Advisers for the last year included in the materials previously provided to the Board. Based on its review of the information it received, the Board concluded that the profits earned by each Adviser were not excessive in light of the advisory services provided to the Fund.

Advisers Financially Sound and Financially Capable of Meeting the Fund's Needs

The Board considered whether each of the Advisers is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement or Investment Management Agreement to which it is a party. The Board noted that each Adviser's operations remain profitable. The Board concluded that each of the Advisers has the financial resources necessary to fulfill its obligations under the Advisory Agreement or Investment Management Agreement to which it is a party.

Historical Relationship Between the Fund and the Advisers

The Board also reviewed and considered the historical relationship between the Fund and the Advisers, including the organizational structure of each of the Advisers, the policies and procedures formulated and adopted by each of the Advisers for managing the Fund's assets and the Board's confidence in the competence and integrity of the senior managers and key personnel of each of the Advisers. The Board concluded that it is beneficial for the Fund to continue its relationship with the Advisers.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by each of the Advisers and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by each of the Advisers indicates a good faith effort on its part to adhere to high ethical standards.

General Conclusion

After considering and weighing all of the above factors, the Board concluded it would be in the best interests of the Fund and its stockholders to approve renewal of each of the Advisory Agreement and Investment Management Agreement for another year.

BOARD OF DIRECTORS
Yoshihiro Fujisawa, Chairman
Martin J. Gruber
David G. Harmer
Richard J. Herring
Rahn K. Porter
OFFICERS
Yoshiaki Uematsu
President
John J. O’Keefe
Vice President, Treasurer and Secretary
Anthony Cambria
Chief Compliance Officer
Leonard B. Mackey, Jr.
Assistant Secretary
ADDRESS OF THE FUND
c/o Daiwa Securities Trust Company
One Evertrust Plaza, 9th Floor
Jersey City, NJ 07302-3051
INVESTMENT MANAGER
Daiwa SB Investments (U.S.A.) Ltd.
INVESTMENT ADVISER
Daiwa SB Investments Ltd.
ADMINISTRATOR AND CUSTODIAN
Daiwa Securities Trust Company
TRANSFER AGENT AND REGISTRAR
American Stock Transfer & Trust Company
LEGAL COUNSEL
Clifford Chance US LLP
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices.  This report is sent to stockholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

Annual Report
October 31, 2011

The Japan Equity
Fund, Inc.
c/o Daiwa Securities Trust Company
One Evertrust Plaza
Jersey City, New Jersey 07302

INVESTMENT MANAGER
Daiwa SB Investments (U.S.A.) Ltd.

INVESTMENT ADVISER
Daiwa SB Investments Ltd.

Item 2.  Code of Ethics.

(a)
The registrant has adopted a code of ethics (the "Code of Ethics") that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer.  A copy of the registrant's Code of Ethics is attached hereto as Exhibit (a)(1).

(b)	No information need be disclosed pursuant to this paragraph.

(c)	The registrant has not amended the Code of Ethics during the period covered by the report to stockholders presented in Item 1 hereto.

(d)	The registrant has not granted a waiver or an implicit waiver from a provision of the Code of Ethics during the period covered by this report.

(e)	Not applicable.

(f)	(1)	The Code of Ethics is attached hereto as Exhibit (a)(1).

(2)	Not applicable.

(3)	Not applicable.

Item 3.  Audit Committee Financial Expert.

The registrant's board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.  The audit committee financial expert is Rahn K. Porter who is "independent" for purposes of this item.

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2011
	Registrant	Covered Entities(1)
Audit Fees	$84,670	N/A

Non-Audit Fees
Audit-Related Fees	-	$0
Tax Fees	(2) $11,300	$0
All Other Fees	-	$0
Total Non-Audit Fees	$11,300	$0

Total	$95,970

2010
	Registrant	Covered Entities(1)
Audit Fees	$82,200	N/A

Non-Audit Fees
Audit-Related Fees	-	$0
Tax Fees	(2) $10,970	$0
All Other Fees	-	$0
Total Non-Audit Fees	$10,970	$0

Total	$93,170

—————————————
N/A- Not applicable, as not required by Item 4.

(1)
"Covered Entities" include the registrant's investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the registrant's investment adviser that provides ongoing services to the registrant.

(2)	Tax Fees represent fees received for tax compliance services provided to the registrant, including the review of tax returns.

(e)	(1)
Before the registrant's principal accountant is engaged to render audit or non-audit services to the registrant and non-audit services to the registrant's investment adviser and its affiliates, each engagement is approved by the registrant's audit committee.

(e)	(2)	0% of the services described in each of (b) through (d) of this Item 4 were approved by the registrant's audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)           Not applicable.

(g)           See table above.

(h)
The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to Covered Entities that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors' independence in performing audit services.

Item 5.  Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")(15 U.S.C. 78c(a)(58)(A)).  The members of the audit committee are as follows:  Martin J. Gruber, David G. Harmer, Richard J. Herring and Rahn K. Porter.

Item 6.  Schedule of Investments.

A schedule of investments is included as part of the report to stockholders filed under Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated to its investment adviser the voting of proxies relating to the registrant's portfolio securities.  The registrant's policies and procedures and those used by its investment adviser to determine how to vote proxies relating to the registrant's portfolio securities, including the procedures used when a vote presents a conflict of interest involving the investment adviser or any of its affiliates, are contained in the investment adviser's Proxy Voting Guidelines, which are attached hereto as Exhibit (c).

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Mr. Naoto Nagai, CFA is a Senior Portfolio Manager, with a total of 15 years of experience investing in the Japanese and global equity markets.  Prior to joining Daiwa SB Investments Ltd. in August 2006, he was a fund manager and research analyst at Resona Trust Company Japan. In 1996, he earned an MBA from the University of Rochester and in 1991 he graduated from the University of Osaka Prefecture with a B.S. degree in chemistry. He assumed day-to-day portfolio management responsibilities for the registrant effective October 18, 2006.

Daiwa SB Investments Ltd., the registrant's investment adviser, has employed Mr. Nagai as an equity fund manager since August 2006.  Prior to that time, Mr. Nagai was a fund manager and research analyst at Resona Trust Company Japan.

Other Accounts Managed by the Portfolio Managers.  As of October 31, 2011, Mr. Nagai managed one other mutual fund with a total of $260 million in assets and two separate accounts with a total of $413 million in assets; no other pooled investment vehicles or other accounts were managed by Mr. Nagai.

Because Mr. Nagai manages assets for other investment companies, there may be incentives for him to favor one client over another and this may potentially result in a conflict of interest. For example, Daiwa SB Investments Ltd. may receive fees from certain funds managed by Mr. Nagai that are higher than the fee it receives from the registrant and, in these instances, Mr. Nagai may have an incentive to favor the higher fee accounts over the registrant.  However, Daiwa SB Investments Ltd. has adopted trade allocation and other policies and procedures that, it believes, are reasonably designed to address and prevent these and other potential conflicts of interest.

Securities Ownership of Portfolio Manager.  As of October 31, 2011, Mr. Nagai did not beneficially own any securities issued by the registrant.

Portfolio Manager Compensation Structure.  Mr. Nagai receives a combination of base compensation and incentive-based discretionary compensation consisting of a cash bonus. The methodology used to determine Mr. Nagai's compensation is applied across all accounts managed by Mr. Nagai.

Generally, a portfolio manager receives basic (fixed) salary compensation as dictated by a formal salary committee and determined by both the corporate performance of the registrant’s investment adviser as well as the performance and competency of the individual portfolio manager. The base salary amount is reviewed on an annual basis after completion of a formal performance appraisal process.

In order to appraise Mr. Nagai 's performance, the salary committee reviews his competence and expertise, his contribution to the overall team, and his level of reporting and client servicing. In addition to a basic salary, Mr. Nagai may receive discretionary compensation in the form of an incentive (cash) bonus. The bonus, which is paid annually in May, is determined by Mr. Nagai’s achievement of various performance targets during the most recent financial year. Mr. Nagai's compensation is evaluated on both a quantitative (70%) and qualitative (30%) basis. The quantitative score is determined prior to payment based on the performance of Mr. Nagai's accounts. For the registrant’s account,  the performance is measured on a pre-tax basis for the period under review against the Tokyo Stock Exchange’s Tokyo Price Index (TOPIX). The qualitative score is determined by analyzing the quality of Mr. Nagai's contribution to the registrant's investment adviser. While the performance-based incentive bonus is available to all portfolio managers, the maximum bonus amount varies depending on factors such as an individual’s fund management experience as well as the size of his/her assets under management. Incentive bonuses typically range between 30% and 50% of a portfolio manager’s base salary.

Item 9.  Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases of equity securities made by the registrant or any "affiliated purchasers" during the period of this report.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which stockholders may recommend nominees to the registrant's board of directors.

Item 11.  Controls and Procedures.

(a)
The registrant's principal executive and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant's second fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)	Code of Ethics for Principal Executive and Senior Financial Officers.

(a)(2)	Certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended.

(b)	Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002.

(c)	Proxy Voting Guidelines for the registrant and its adviser.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Japan Equity Fund, Inc.

By	\s\ John J. O'Keefe
John J. O'Keefe, Principal Financial Officer

Date:  January 5, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	\s\ John J. O'Keefe
John J. O'Keefe, Principal Financial Officer

Date:  January 5, 2012

By	\s\ Yoshiaki Uematsu
Yoshiaki Uematsu, Principal Executive Officer

Date:  January 5, 2012

EXHIBIT (a)(1)

CODE OF ETHICS FOR PRINCIPAL EXECUTIVE AND SENIOR
FINANCIAL OFFICERS

I.
This Code of Ethics (the "Code") for The Thai Capital Fund, Inc., The Japan Equity Fund, Inc. and The Singapore Fund, Inc. (each a "Fund" and collectively the "Funds") applies to each Fund's President and Treasurer (or persons performing similar functions) ("Covered Officers") for the purpose of promoting:

•	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•
full, fair, accurate, timely and understandable disclosure in reports and documents that a Fund files with, or submits to, the Securities and Exchange Commission ("SEC") and in other public communications made by a Fund;

•	compliance with applicable laws and governmental rules and regulations;

•	prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and

•	accountability for adherence to the Code.

Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to situations that may give rise to actual as well as apparent conflicts of interest.  A Fund will expect all Covered Officers to comply at all times with the principles in this Code.  A violation of this Code by an employee is grounds for disciplinary action up to and including discharge and possible legal prosecution.  Any question about the application of the Code should be referred to the Audit Committee of the Fund's Board of Directors ( the "Audit Committee").

II.	Covered Officers Should Handle Ethically Actual and Apparent Conflicts of Interest

Overview.  A "conflict of interest" occurs when a Covered Officer's private interest interferes with the interests of, or his service to, a Fund.  For example, a conflict of interest would arise if a Covered Officer, or a member of his family, receives improper personal benefits as a result of his position with a Fund.

Certain conflicts of interest arise out of the relationships between Covered Officers and a Fund and already are subject to conflict of interest provisions in the Investment Company Act of 1940 (the "Investment Company Act") and the Investment Advisers Act of 1940 (the "Investment Advisers Act").  For example, Covered Officers may not individually engage in certain transactions (such as the purchase or sale of securities or other property) with a Fund because of their status as "affiliated persons" of a Fund.  The compliance programs and procedures of a Fund and the Fund's Investment Manager and Investment Adviser are designed to prevent, or identify and correct, violations of these provisions.  Certain conflicts of interest also arise out of the personal securities trading activities of the Covered Officers and the possibility that they may use information regarding a Fund's securities trading activities for their personal benefit.  Each Fund's Code of Ethics under Rule 17j-1 under the Investment Company Act is designed to address these conflicts of interest.  This Code does not, and is not intended to, replace these programs and procedures or a Fund's Rule 17j-1 Code of Ethics, and this Code's provisions should be viewed as being additional and supplemental to such programs, procedures and code.

Although typically not presenting an opportunity for improper personal benefit, conflicts arise from, or as a result of, the contractual relationship between a Fund and its Investment Adviser or Investment Manager of which the Covered Officers are also officers or employees.  As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for a Fund or for its Investment Adviser or Investment Manager, or for all parties), be involved in establishing policies and implementing decisions that will have different effects on the Investment Adviser or Investment Manager and a Fund.  The participation of the Covered Officers in such activities is inherent in the contractual relationship between a Fund and its Investment Adviser or Investment Manager and is consistent with the performance by the Covered Officers of their duties as officers of a Fund.  Thus, if performed in conformity with the provisions of the Investment Company Act and the Investment Advisers Act, such activities will be deemed to have been handled ethically.  In addition, it is recognized by a Fund's Board of Directors (the "Board") that the Covered Officers may also be officers or employees of one or more other investment companies covered by other codes.

Each Covered Officer must not:

•
use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by a Fund whereby the Covered Officer would benefit personally to the detriment of a Fund;

•	cause a Fund to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Fund; and

•
use material non-public knowledge of portfolio transactions made or contemplated for, or actions proposed to be taken by, a Fund to trade personally or cause others to trade personally in contemplation of the market effect of such transactions.

Each Covered Officer must, at the time of signing this Code, report all material business affiliations outside a Fund and must update the report annually.

Covered Officers should avoid situations which involve the appearance of, or potential for, conflicts of interest.  Examples of these situations include:

•
accepting directly or indirectly, anything of value, including gifts and gratuities in excess of $100 per year from any person or entity with which a Fund has current or prospective business dealings, not including occasional meals or tickets to theatre or sporting events or other similar entertainment, provided it is business-related, reasonable in cost, appropriate as to time and place and not so frequent as to raise any question of impropriety;

•
any ownership interest in, or any consulting or employment relationship with, any of a Fund's service providers, other than its Investment Adviser or Investment Manager or any affiliated person thereof; and

•
a direct or indirect financial interest in commissions, transaction charges or spreads paid by a Fund for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership.

In situations involving a Covered Officer which involve the appearance of, or the potential for, conflicts of interest, but where the Covered Officer believes that no significant conflict of interest exist, the Covered Officer must obtain prior written approval from the Audit Committee before becoming involved in that situation.  No such approval shall be considered a waiver of this Code.

III.	Disclosure and Compliance

•	Each Covered Officer should familiarize himself with the disclosure and compliance requirements generally applicable to a Fund;

•
Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about a Fund to others, whether within or outside a Fund, including to a Fund's directors and auditors, or to governmental regulators and self-regulatory organizations;

•
Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of a Fund and its Investment Adviser or Investment Manager with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents a Fund files with, or submits to, the SEC and in other public communications made by a Fund; and

•	It is the responsibility of each Covered Officer to promote compliance with the standards and restrictions imposed by applicable laws, rules and regulations.

IV.	Reporting and Accountability

Each Covered Officer must:

•	upon adoption of the Code or (thereafter as applicable, upon becoming a Covered Officer), affirm in writing to the Board that he has received, read and understands the Code;

•	annually thereafter affirm to the Board that he has complied with the requirements of the Code;

•	not retaliate against any other Covered Officer or any employee of a Fund or their affiliated persons for reports of potential violations that are made in good faith; and

•	notify the Audit Committee promptly if he knows of any violation of this Code. Failure to do so is itself a violation of this Code.

The Audit Committee is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret this Code in any particular situation.  Any waivers sought by a Covered Officer must be considered by the Audit Committee.

A copy of this Code shall be delivered to each employee of a Fund and each employee of its Investment Adviser and Investment Manager annually together with a memorandum requesting that any violations of the Code be communicated immediately to the Audit Committee.

Each Fund will follow these procedures in investigating and enforcing this Code:

•	the Audit Committee will take all appropriate action to investigate any potential violations reported to it;

•	if, after such investigation, the Audit Committee believes that no violation has occurred, the Audit Committee is not required to take any further action;

•
if the Audit Committee determines that a violation has occurred, it will consider appropriate action, which may include review of, and appropriate modifications to, applicable policies and procedures; notification to appropriate personnel of the Investment Adviser or its board; or a recommendation to dismiss the Covered Officer;

•	the Audit Committee will be responsible for granting waivers of this Code, as appropriate; and

•	any changes to or waivers of this Code will, to the extent required, be disclosed as provided by SEC rules.

V.	Changes To or Waivers of the Code

No change to or waiver of any provision of this Code will be effective until a Fund discloses the nature of any amendment to, or waiver from, a provision of the Code in its Form N-CSR, or on its website within five business days following the date of the amendment or waiver if this method of disclosure has been established in its Form N-CSR and made available on its website for twelve months.  Any waiver of provisions of this Code will be reported in filings with the SEC and otherwise reported to a Fund's stockholders to the full extent required by the rules of the SEC and by any applicable rules of any securities exchange on which a Fund's securities are listed.

VI.	Other Policies and Procedures

This Code shall be the sole code of ethics adopted by each Fund for purposes of Section 406 of the Sarbanes-Oxley Act of 2002 and the rules and forms applicable to registered investment companies thereunder.  Insofar as other policies or procedures of a Fund or its Investment Adviser, Investment Manager or other service providers govern or purport to govern the behavior or activities of the Covered Officers who are subject to this Code, they are superseded by this Code to the extent that they conflict with the provisions of this Code.

VII.	Amendments

Any amendments to this Code must be approved or ratified by a majority vote of the Audit Committee and the Board, including a majority of directors who are not interested persons as defined in the Investment Company Act.

VIII.	Confidentiality

All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly.  Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Audit Committee, the Board, the Fund and its counsel and its Investment Adviser and Investment Manager and their respective counsel.

IX.	Internal Use

The Code is intended solely for the internal use by a Fund and does not constitute an admission, by or on behalf of a Fund, as to any fact, circumstance or legal conclusion.

I have read and understand the terms of the Code.  I recognize the responsibilities and obligations incurred by me as a result of my being subject to the Code.  I hereby agree to abide by the Code.

Date:

EXHIBIT (a)(2)

CERTIFICATION
PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, John J. O'Keefe, certify that:

1.	I have reviewed this report on Form N-CSR of The Japan Equity Fund, Inc.;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.
Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.
The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

(a)
Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)
Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)
Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(d)
Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5.
The registrant's other certifying officer and I have disclosed, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

(a)
All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

(b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date: January 5, 2012

\s\ John J. O'Keefe
John J. O'Keefe, Principal Financial Officer

CERTIFICATION
PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Yoshiaki Uematsu, certify that:

1.	I have reviewed this report on Form N-CSR of The Japan Equity Fund, Inc.;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.
Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.
The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

(a)
Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)
Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)
Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(d)
Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5.
The registrant's other certifying officer and I have disclosed, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

(a)
All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

(b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date: January 5, 2012

\s\ Yoshiaki Uematsu
Yoshiaki Uematsu, Principal Executive Officer

EXHIBIT (b)

CERTIFICATION
PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, the Principal Financial Officer of The Japan Equity Fund, Inc. (the "Fund"), with respect to the Form N-CSR for the period ended October 31, 2011 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	Such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: January 5, 2012

\s\ John J. O'Keefe
John J. O'Keefe, Principal Financial Officer

This certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the report or as a separate disclosure document.

CERTIFICATION
PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, the Principal Executive Officer of The Japan Equity Fund, Inc. (the "Fund"), with respect to the Form N-CSR for the period ended October 31, 2011 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	Such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: January 5, 2012

\s\ Yoshiaki Uematsu
Yoshiaki Uematsu, Principal Executive Officer

This certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the report or as a separate disclosure document.

EXHIBIT (c)

The Japan Equity Fund, Inc.
Proxy Voting Policy and Procedures

The Board of Directors of The Japan Equity Fund, Inc. (the "Fund") hereby adopts the following policy and procedures with respect to voting proxies relating to Fund securities managed by Daiwa SB Investments (USA) Ltd. (the "Investment Manager").

I.           Policy

It is the policy of the Board of Directors of the Fund (the "Board") to delegate the responsibility for voting proxies relating to securities held by the Fund to the Investment Manager as part of the  Manager's general management of the Fund's assets, subject to the Board's continuing oversight.  The Board of Directors of the Fund hereby delegates such responsibility to the Investment Manager, and directs the Investment Manager to vote proxies relating to Fund portfolio securities managed by the Investment Manager consistent with the duties and procedures set forth below.  The Investment Manager may retain one or more vendors to review, monitor and recommend how to vote proxies in a manner consistent with the duties and procedures set forth below, to ensure such proxies are voted on a timely basis and to provide reporting and/or record retention services in connection with proxy voting for the Fund.

II.           Fiduciary Duty

The right to vote a proxy with respect to securities held by the Fund is an asset of the Fund.  The Investment Manager, to which authority to vote on behalf of the Fund is delegated, acts as a fiduciary of the Fund and must vote proxies in a manner consistent with the best interest of the Fund and its shareholders.  In discharging this fiduciary duty, the Investment Manager must maintain and adhere to its policies and procedures for addressing conflicts of interest and must vote in a manner substantially consistent with its policies, procedures and guidelines, as presented to the Board.

III.           Procedures

The following are the procedures adopted by the Board for the administration of this policy.

A.
Review of Investment Manager's Proxy Voting Procedures.  The Investment Manager shall present to the Board their policies, procedures and other guidelines for voting proxies at least annually, and must notify the Board promptly of material changes to any of these documents, including changes to policies addressing conflicts of interest.

B.
Voting Record Reporting.  The Investment Manager shall provide the voting record information necessary for the completion and filing of Form-NPX to the Fund at least annually.  Such voting record information shall be in a form acceptable to the Fund and shall be provided at such time(s) as are required for the timely filing of Form-NPX and at such additional time(s) as the Fund and the Investment Manager may agree from time to time.  With respect to those proxies that the Investment Manager has identified as involving a conflict of interest1, the Investment Manager shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

C.
Record Retention.  The Investment Manager shall maintain such records with respect to the voting of proxies as may be required by the Investment Advisers Act of 1940 and the rules promulgated thereunder or by the Investment Company Act of 1940 and the rules promulgated thereunder.

D.
Conflicts of Interest.  Any actual or potential conflicts of interest between the Investment Manager and the Fund's shareholders arising from the proxy voting process will be addressed by the Investment Manager and the Investment Manager's application of its proxy voting procedures pursuant to the delegation of proxy voting responsibilities to the Investment Manager.  In the event that the Investment Manager notifies the officer(s) of the Fund that a conflict of interest cannot be resolved under the Investment Manager's Proxy Voting Procedures, such officer(s) are responsible for notifying the Chairman of the Board of the Fund of the irreconcilable conflict of interest and assisting the Chairman with any actions he determines are necessary.

IV.           Revocation

The delegation by the Board of the authority to vote proxies relating to securities of the Fund is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

V.           Annual Filing

The Fund shall file an annual report of each proxy voted with respect to securities of the Fund during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.2

VI.           Disclosures

A.	The Fund shall include in its annual report filed on Form N-CSR:

1.
a description of this policy and of the policies and procedures used by the Fund and the Investment Manager to determine how to vote proxies relating to portfolio securities or copies of such policies and procedures; and

2.
a statement disclosing that a description of the policies and procedures used by or on behalf of the Fund to determine how to vote proxies relating to securities of the Fund is available without charge, upon request, by calling the Fund's toll-free telephone number; through a specified Internet address, if applicable; and on the SEC's website; and

3.
a statement disclosing that information regarding how the Fund voted proxies relating to Fund securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund's toll-free telephone number; or through a specified Internet address; or both; and on the SEC's website.

VII.           Review of Policy

The Board shall review from time to time this policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

Adopted:  November 25, 2003

1
As it is used in this document, the term "conflict of interest" refers to a situation in which the Investment Manager or affiliated persons of the Investment Manager have a financial interest in a matter presented by a proxy other than the obligation they incur as Investment Manager to the Fund which could potentially compromise the Investment Manager's independence of judgment and action with respect to the voting of the proxy.

2	The Fund must file its first report on Form N-PX not later than August 31, 2004, for the twelve-month period beginning July 1, 2003, and ending June 30, 2004

Proxy voting policy for Daiwa SB Investments (USA) Ltd.

Statement of Policies and Procedures for
Voting Proxies
Introduction

As a registered investment adviser, Daiwa SB Investments (USA) Ltd. ("Daiwa," "we" or "us") has a fiduciary duty to act solely in the best interests of our clients.  As part of this duty, we recognize that we must exercise voting rights in the best interests of our clients.

Daiwa recognizes the importance of good corporate governance in ensuring that management and boards of directors fulfill their obligations to shareholders.  As part of our investment process, we take into account the attitudes of management and boards of directors on corporate governance issues when deciding whether to invest in a company.

Daiwa is a global investment manager, and invests significantly in emerging markets.  It should be noted that protection for shareholders may vary significantly from jurisdiction to jurisdiction, and in some cases may be substantially less than in the U.S. or developed countries.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940.  It sets forth the policy and procedures of Daiwa for voting proxies for our clients, including investment companies registered under the Investment Company Act of 1940.

PROXY VOTING POLICIES

It is the general policy of Daiwa to support management of the companies in which it invests and will cast votes in accordance with management's proposals.  However, Daiwa reserves the right to depart from this policy in order to avoid voting decisions that we believe may be contrary to our clients' best interests.

Elections of Directors:  In many instances, election of directors is a routine voting issue.  Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors.  That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support.  We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and failure to act on tender offers where a majority of shareholders have tendered their shares.

Appointment of Auditors:  The selection of an independent accountant to audit a company's financial statements is generally a routine business matter.  Daiwa believes that management remains in the best position to choose the accounting firm and will generally support management's recommendation.

Changes in Capital Structure:  Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature.  Absent a compelling reason to the contrary, Daiwa will cast its votes in accordance with the company's management on such proposals.  However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company.

Corporate Restructurings,  Mergers and Acquisitions:  Daiwa believes proxy votes dealing with corporate reorganizations are an extension of the investment decision and will take account of our investment process policy in deciding how to vote.

Corporate Governance: Daiwa recognizes the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders.  We generally favor proposals promoting transparency and accountability within a company.

Social and Corporate Responsibility:  Daiwa recognizes the importance of supporting sound and responsible policies in relation to social, political and environmental issues.  However, in the interests of shareholders, we reserve the right to vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company.  We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

Executive Compensation:  Daiwa believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered.  Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans and, if deemed excessive, may vote against the proposals.

PROXY VOTING PROCEDURES

Proxy Voting

Our portfolio management team is responsible for the coordination of Daiwa's proxy voting.  They liaise with the Product managers and/or the Proxy voting committee to ascertain how Daiwa will vote.  They will then instruct the relevant Custodians.  The portfolio management team is also responsible for ensuring that full and adequate records of proxy voting are kept.

The Product managers will implement the Proxy voting policies by instructing proxy voting in accordance with the general principles contained herein.

Proxy Voting Committee

We have formed a Proxy Voting Committee to regularly review our general proxy policies and consider specific proxy voting matters as and when deemed necessary.  Members of the committees include senior investment personnel and representatives of the Legal & Compliance Department.  The committee may also evaluate proxies where we face a material conflict of interest (as discussed below).

Conflicts of Interest

Daiwa recognizes that there is a potential conflict of interest when we vote a proxy solicited by an issuer with whom we have any material business or personal relationship that may affect how we vote on the issuer's proxy.  We believe that oversight by the proxy voting committee ensures that proxies are voted with only our clients' best interests in mind.  In order to avoid any perceived conflict of interests, the following procedures have been established for use when we encounter a potential conflict.

The portfolio management team will refer to the Legal and compliance team any proxy votes that are issued by existing clients or where Daiwa holds a significant voting percentage of the company.  The Legal and compliance team will make the initial determination about whether a material conflict of interest exists based on the facts and circumstances of each particular situation.

If our proposed vote is consistent with our stated proxy voting policy, no further review is necessary.

If our proposed vote is contrary to our stated proxy voting policy but is also contrary to management's recommendation, no further review is necessary.

If our proposed vote is contrary to our stated proxy voting policy and is consistent with management's recommendation, the proposal is escalated to the proxy committee for final review and determination.

Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires "share blocking."  That is, shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary.  During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks.  Daiwa may determine that the value of exercising the vote does not outweigh the detriment of not being able to transact in the shares during this period.  Accordingly, if share blocking is required we may abstain from voting those shares.  In such a situation we would have determined that the cost of voting exceeds the expected benefit to the client.

Proxy Voting Record

Clients may obtain information on how Daiwa voted with respect to their proxies by contacting our Client services team at Daiwa SB Investments (USA) Ltd.. 32 Old Slip, 11th Floor, New York, New York, Tel No. 212-612-8500, Fax No. 212-612-8518/8519 or email d_diaz@dsbiusa.net/m_gugliotta@dsbiusa.net.